UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 20, 2010

SUN BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-20957	52-1382541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

226 Landis Avenue, Vineland, New Jersey	08360
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(856) 691-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

SUN BANCORP, INC.

INFORMATION TO BE INCLUDED IN REPORT

Section 3 – Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities.

On September 22, 2010, Sun Bancorp, Inc. (the “Company”) completed the sale of 4,672,750 shares of the Company’s common stock, $1.00 par value per share (the “Common Stock”) and 88,009 shares of the Company’s Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series B (the “Series B Preferred Stock”), for aggregate consideration of $106.7 million in cash pursuant to and in accordance with the terms of Securities Purchase Agreements (the “Agreements”) dated as of July 7, 2010, with WLR SBI AcquisitionCo, LLC, an affiliate of WL Ross & Co. LLC (“WL Ross”), members and affiliates of the Bank’s founding Brown Family (the “Brown Family”), certain affiliates of Siguler Guff & Company, LP (the “Siguler Guff Shareholders”) and certain other institutional and accredited investors (the “Other Investors”) (collectively, the “Investors”).  The terms of the Agreements and of the Series B Preferred Stock were previously described in a Current Report on Form 8-K filed by the Company with the SEC on July 13, 2010 and amended on August 3, 2010 and such disclosure is incorporated herein by reference. The issuance and sale of the shares of Common Stock and Series B Preferred Stock are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act.

Each share of the Series B Preferred Stock will mandatorily convert into shares of Common Stock at a conversion price of $4.00 (subject to certain anti-dilution adjustments) following shareholder approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of Common Stock to permit the issuance of all of the Common Stock into which the Series B Preferred Stock is convertible as well as approval of the issuance of the shares of Common Stock upon conversion as required by the rules and regulations of The Nasdaq Stock Market. The terms of conversion of the Series B Preferred Stock into Common Stock are set forth in the Certificate of Amendment with respect to the Series B Preferred Stock (the “Series B Certificate of Amendment”), which was filed with the New Jersey Department of Treasury, Division of Revenue as an amendment to the Certificate of Incorporation on September 20, 2010.

This description of the terms of the Series B Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the Series B Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.  The form of certificate for the Series B Preferred Stock is filed as Exhibit 4.1 hereto.

Item 3.03.  Material Modifications to Rights of Security Holders.

In connection with the sale of the shares of the Series B Preferred Stock, on September 20, 2010, the Company filed the Series B Certificate of Amendment with the New Jersey Department of Treasury, Division of Revenue, to amend its Amended and Restated Certificate of Incorporation to designate and set forth the preferences, limitations and relative rights with respect to the Series B Preferred Stock.

The Series B Preferred Stock is a series of convertible preferred stock senior to the Common Stock with respect to dividend rights and rights on liquidation, winding-up, and dissolution. The applicable terms and preferences attached to the Series B Preferred Stock are more fully described in Item 3.02 above. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Series B Certificate of Amendment which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Effective September 22, 2010, in connection with the closings under the Agreements, Ike Brown resigned from the Boards of Directors of the Company and its wholly owned subsidiary, Sun National Bank (the “Bank”).

(d)           Effective September 22, 2010, Wilbur L. Ross, Jr., Chairman and CEO of WL Ross, was appointed to the Boards of Directors of the Company and the Bank.  Pursuant to the terms of the Agreement between the Company and WLR SBI AcquisitionCo, LLC ("WLR SBI"), an affiliate of WL Ross, WLR SBI purchased 1,812,500 shares of Common Stock and 42,626 shares of Series B Preferred Stock for aggregate consideration of $49,876,000.  In addition, pursuant to the terms of the Agreement with WL Ross, as long as WL Ross owns not less than 7.5% of the outstanding shares of Common Stock, WL Ross has the right to nominate one individual to each of the Boards of Directors of the Company and the Bank.  Wilbur L. Ross, Jr. is the WL Ross nominee.  Mr. Ross is expected to be appointed to the Executive Committees and the Nominating and Corporate Governance Committees of the Board of Directors of the Company and the Bank, and as a non-voting observer to the Compensation Committees of the Board of Directors of the Company and the Bank.

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 20, 2010 the Company filed the Series B Certificate of Amendment with the New Jersey Department of Treasury, Division of Revenue for the purpose of amending its Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of the Series B Preferred Stock.  The Series B Preferred Stock has a liquidation preference of $1,000 per share.  The Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Section 8 – Other Events

Item 8.01.  Other Events.

On September 22, 2010, the Company issued a press release announcing the completion of the sale of shares of Common Stock and Series B Preferred Stock pursuant to the Agreements.  The press release is furnished as Exhibit 99.1 and incorporated by reference herein.

Additional Information

The Company will file definitive proxy materials with the Securities and Exchange Commission (SEC), which will contain certain information regarding the Company and the private placement transaction described herein and conversion of the Series B Preferred Stock. These proxy materials will set forth complete details of the private placement transaction and such conversion of the Series B Preferred Stock. Shareholders are urged to carefully read the proxy materials when filed with the SEC because they will contain important information. Shareholders will be able to obtain a copy of the proxy materials free of charge at the SEC's Web site at www.sec.gov. The materials may also be obtained for free by directing a written request to Sun Bancorp, Inc., 226 Landis Avenue, Vineland, NJ, 08360, Attention: Secretary.

Shareholders should read the proxy materials before making a decision regarding the approval of the conversion of the preferred stock.  The Company, and its directors and executive officers, may be deemed to be “participants” in its’ solicitation of proxies in connection with the proposed transactions. Information regarding participants, including their holdings of Company stock, will be contained in the Company’s definitive proxy materials filed with the SEC.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation - Mandatorily Convertible Fixed Rate Cumulative Non-Voting Perpetual Preferred Stock, Series B
4.1	Form of Certificate for the Series B Preferred Stock
99.1	Press Release dated September 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN BANCORP, INC.
Date: September 23, 2010	By:	/s/ Thomas X. Geisel
Thomas X. Geisel President and Chief Executive Officer